Dreyfus
GNMA Fund, Inc.
Annual Report


April 30, 1998

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus GNMA Fund, Inc. For the 12-month reporting period ended April 30, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 10.38%.* Income dividends paid from net investment income during the period amounted to $0.907, representing a distribution rate per share of 6.05%.**

Economic Review

   The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of The Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended March 31, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

Market Environment

   The interest rate environment for the first part of 1998 can be described by the word "stability." The one negative aspect of this interest rate stability is that it is coming at a time when the absolute level of interest rates is at an historic low. This is unfavorable for the mortgage investor. Having interest rate stability during a historic low interest-rate environment has led to an extraordinary level of housing purchases and a historically unprecedented level of homeowner mortgage refinancing. Both of these activities contribute to increased prepayments on mortgage-backed securities, and increased prepayments generally cause an erosion of yield for the mortgage-backed security investor.

   On the more positive side of this market, the pace of investor demand for mortgage-backed securities continues to outrun supply. The two large government-sponsored agencies, Fannie Mae and Freddie Mac, continue to struggle to grow their retained portfolios. This, along with a general increased demand for high-yielding, high-quality securities, has helped to keep mortgage valuations higher.

   Our market outlook, going forward, is for lower interest rates. Our expectations are for the markets to test new lows in interest rates, and for mortgage refinancing to continue to be high. But we believe that mortgage investor demand will also remain very strong, and that going forward for the rest of 1998, mortgage-backed securities have the potential to outperform comparable term high-quality fixed-income securities. Of course, mortgage securities tend to offer an incremental yield advantage versus comparable term U.S. Treasuries. And, as always, there can be no guarantee of how the Fund actually will perform.

The Portfolio

   Consistent with our market view, over the first few months of 1998 we have continued to focus on insulating the portfolio from the effects of mortgage loan prepayments. This major theme starts with keeping the Fund duration longer than that of the Lehman Brothers GNMA Index and, as of April 30, 1998, the Fund's duration was approximately 5% longer than the duration of the Lehman Brothers GNMA Index.

   In addition to the duration strategy, we have continued to lower the average dollar price of the securities within the portfolio. During the first quarter of 1998, we reduced our holdings of premium GNMA 7% and 7.50% securities, in favor of discount 6.50% securities. This was primarily done in the 30-year GNMA pass-through security holdings. This has the effect of decreasing the Fund's exposure to mortgage loan prepayments, where an early principal payment does not decrease the yield earned by the investor on a discount GNMA security.

   Last, we have continued to increase the Fund's holdings of non-GNMA securities. These include U.S. Treasuries, asset-backed securities, commercial mortgage-backed securities, FNMA CMOs and FHLMC CMOs, as well as non-agency CMOs issued by large banking institutions. These securities are generally call-protected from mortgage refinancing activity. In addition to possessing better call protection, except for U.S. Treasuries, these securities also generally are higher yielding than GNMAs. Hence, adding CMOs and asset-backed securities to the Fund has improved the current monthly yield paid to investors.

   It is our continued pleasure to manage this Fund, and with the recently added investment flexibility, we have been better prepared to handle the mortgage loan refinancing wave that has hindered the performance of GNMA pass-through securities. It is our hope that our constant efforts and astute investment outlook will protect our investors from yield erosion, and we will continue to provide a stable yield and a healthy return to our shareholders.

                                                     Sincerely,

                                                     /s/ Michael Hoeh

                                                     Michael Hoeh
                                                     Portfolio Manager

May 18, 1998
New York, N.Y.

 * Total return includes reinvestment of dividends and any capital gains paid.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GNMA FUND, INC.
                       AND THE LEHMAN BROTHERS GNMA INDEX


$24,279
Lehman Brothers
GNMA Index*

$21,404
Dreyfus GNMA
Fund, Inc.


*Source: Lehman Brothers

Average Annual Total Returns
-------------------------------------------------------------------------------

         One Year Ended        Five Years Ended         Ten Years Ended
         April 30, 1998         April 30, 1998           April 30, 1998
        ---------------        ----------------         ---------------
             10.38%                  6.19%                   7.91%

-----------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus GNMA Fund, Inc. on 4/30/88 to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus GNMA Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                         April 30, 1998


                                                                                         Principal
Bonds and Notes--104.5%                                                                   Amount                 Value
-----------------------------------------------------------------------------         --------------         --------------
U.S. Government Agencies/
Mortgage-Backed Securities--80.8%

Government National Mortgage Association I:
  6-1/2%, 9/15/2008-10/15/2012...............................................         $  107,219,936         $  108,554,793
  6-1/2%, 2/15/2009-10/15/2011...............................................             22,866,246 (a)         23,174,233
  6-1/2%.....................................................................              8,000,000 (b)          7,907,441
  7%, 6/15/2009.............................................................               9,911,722 (a)         10,202,830
  7%,11/15/2022-12/15/2022..................................................                 416,241                424,303
  7%........................................................................              51,400,000 (b)         51,952,602
  7-1/2%, 8/15/2000-12/15/2023...............................................            213,643,229            221,115,276
  7-1/2%, 12/15/2007.........................................................              5,703,595 (a)          5,913,886
  8%, 4/15/2008-9/15/2008...................................................              56,652,983 (a)         59,029,528
  8%, 1/15/2018-12/15/2022..................................................               7,035,964              7,364,525
  8-1/2%, 2/15/2006-12/15/2022...............................................             37,059,860             39,563,656
  8-1/2%, 10/15/2017-11/15/2017..............................................             23,321,064 (a)         25,055,451
  9%, 7/15/2001-12/15/2022..................................................              57,087,843             62,054,267
  9-1/2%, 1/15/2016-11/15/2024...............................................             38,636,090             42,161,791
  11%, 9/15/2000-1/15/2001..................................................                 195,395                207,853
                                                                                                             --------------
                                                                                                                664,682,435
                                                                                                             --------------
Government National Mortgage Association I,
  Graduated Payment Mortgage:
  10-1/4%, 8/15/2018-10/15/2018..............................................                142,350                156,051
  10-3/4%, 3/15/2010-2/15/2016...............................................                411,016                455,200
  12-1/4%, 2/15/2014-3/15/2015...............................................                 67,065                 76,549
                                                                                                             --------------
                                                                                                                    687,800
                                                                                                             --------------
Government National Mortgage Association I,
  Project Loans:
  6.60%, 9/15/2030..........................................................               6,453,000              6,525,596
  6-5/8%, 3/15/2033-5/15/2033................................................              5,359,927              5,413,282
  6.67%, 2/1/2033...........................................................               2,803,461              2,815,712
  6.70%.....................................................................               1,182,300 (b)          1,194,123
  6-3/4%, 4/15/2028..........................................................              2,424,200              2,470,405
  6-3/4%.....................................................................              1,510,300 (b)          1,537,198
  6.80%, 2/1/2033...........................................................               6,432,912              6,497,242
  7%, 12/15/2034............................................................               4,364,484              4,447,671
  7%........................................................................                 500,000 (b)            517,965
  7.05%, 10/15/2021.........................................................               4,100,000              4,253,750
  7-1/2%, 1/15/2035..........................................................              6,901,315              7,308,907
  9-1/4%, 10/15/2023.........................................................              6,850,439              7,411,286
                                                                                                             --------------
                                                                                                                 50,393,137
                                                                                                             --------------
Government National Mortgage Association II:
  5%, 4/20/2028.............................................................              59,470,000 (c)         59,042,411
  5-1/2%, 2/20/2027-4/20/2028................................................             58,113,084 (c)         58,278,865
  6-1/2%, 11/20/2025-6/20/2027...............................................             11,168,322 (c)         11,028,792
  9%, 3/20/2016.............................................................               1,575,920              1,701,001


Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
                                                                                         Principal
Bonds and Notes (continued)                                                               Amount                 Value
-----------------------------------------------------------------------------         --------------         --------------
U.S. Government Agencies/
Mortgage-Backed Securities (continued)

Government National Mortgage Association II (continued):
  9-1/2%, 2/20/2016-2/20/2025................................................         $    4,345,691         $    4,699,757
  10-1/2%, 7/20/2013-9/20/2018...............................................              3,429,187              3,748,513
                                                                                                             --------------
                                                                                                                138,499,339
                                                                                                             --------------
Government National Mortgage Association II,
  Graduated Payment Mortgage;
  11-3/4%, 6/20/2015-1/20/2016...............................................                217,128                245,013
                                                                                                             --------------
Federal Home Loan Mortgage Corp., Real Estate Mortgage Investment Conduit,
  Stripped Securities, Interest Only Class:
  Ser. 1379, Cl. T, 7-1/2%, 2021.............................................             10,000,000 (d)          2,809,800
  Ser. 1628, Cl. MA, 6-1/2%, 2022............................................             12,538,056 (d)          1,516,729
  Ser. 1829, Cl. I, 6-1/2%, 2017.............................................              5,990,962 (d)            670,239
  Ser. 1882, Cl. PK, 7%, 2026...............................................               3,181,482 (d)          1,398,589
  Ser. 1969, Cl. PI, 7% 2009................................................               6,451,714 (d)          1,189,567
  Ser. 1998, Cl. PK, 7%, 2026...............................................              14,974,466 (d)          3,604,653
  Ser. 1999, Cl. QK, 7%, 2025...............................................              10,459,067 (d)          2,565,400
  Ser. 2021, Cl. PS, 6-1/2%, 2026............................................             10,917,075 (d)          3,043,135
  Ser. 2043, Cl. IE, 6-1/2%, 2023............................................             29,993,269 (d)          7,278,054
  Ser. 2048, Cl. QI, 6-1/2%, 2026............................................             11,420,700 (d)          2,573,227
                                                                                                             --------------
                                                                                                                 26,649,393
                                                                                                             --------------
Federal National Mortgage Association:
  6.82%, 2028...............................................................               3,592,126              3,634,782
  Real Estate Mortgage Investment Conduit,
  Collateralized Mortgage Obligations,
    Ser. 1996-64, Cl. PK, 6-1/2%, 2011.......................................             39,500,000             39,879,200
    Ser. 1997-40, Cl. PI, 7%, 2027..........................................              31,676,142             12,335,640
  Stripped Securities, Interest Only Class:
    Ser. 1993-133, Cl. HA, 9.96%, 2022......................................               8,200,000 (d)          2,978,009
    Ser. 1997-84, Cl. PI, 6-1/2%, 2021.......................................              2,414,201 (d)            744,630
    Ser. 1997-85, Cl. PI, 7%, 2012..........................................              17,980,858 (d)          4,040,074
    Ser. 1997-16, Cl. PJ, 7%, 2026..........................................              10,391,204 (d)          2,419,385
                                                                                                             --------------
                                                                                                                 66,031,720
                                                                                                             --------------
Total U. S. Government Agencies/
Mortgage-Backed Securities..................................................                                    947,188,837
                                                                                                             ==============
Asset-Backed Securities--4.3%
California Infrastucture:
  Pacific Gas & Electric-1,
    Ser.1997-1, Cl. A-6, 6.32%, 2005........................................               2,500,000              2,522,656
  Southern California Edison-1,
    Ser. 1997-1, Cl. A-5, 6.28%, 2005.......................................              18,257,000             18,489,046



Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                             April 30, 1998
                                                                                         Principal
Bonds and Notes (continued)                                                               Amount                 Value
-----------------------------------------------------------------------------         --------------         --------------
Asset-Backed Securities (continued)

Equivantage Home Equity Loan Trust,
  Ser. 1997-1, Cl. A-4, 7.275%, 2028........................................          $    7,000,000         $    7,079,844
The Money Store Home Equity Trust,
  Asset-Backed Ctfs.,
  Ser. 1998-A, Cl. AF-7, 6.87%, 2039........................................              15,750,000             15,690,938
Nomura Depositor Trust,
  Ser. 1998-ST1A, Cl. A-3, 6.205%, 2003.....................................               7,500,000 (e,f)        7,518,748
                                                                                                             --------------
Total Asset-Backed Securities...............................................                                     51,301,232
                                                                                                             ==============
Commercial Mortgage-Backed Securities--15.2%
Asset Securitization,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1997-D5, Cl. A-2, 7.068%, 2041.......................................              41,450,781             41,891,196
BTC Mortgage Investors Trust,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1997-S1, Cl. C, 6.645%, 2009.........................................              20,000,000 (e)         20,156,250
Deutsche Mortgage and Asset Receiving,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1998-C1, Cl. C, 6.861%, 2008.........................................              20,000,000             20,156,250
DLJ Commercial Mortgage,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1998-STFA, Cl. A-1, 5.908%, 2000.....................................               3,700,000 (e,f)        3,700,000
GMAC Commercial Mortgage Securities,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1997-C2, Cl. C, 6.91%, 2007..........................................              24,725,000             25,103,602
Library Tower Trust I,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1998-I, Cl. B, 6.66%, 2029...........................................               6,500,000 (e)          6,456,962
Merrill Lynch Mortgage Investors,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1997-SD1, Cl. F, 6.138%, 2010........................................               5,000,000 (e,f)        5,000,000
Mortgage Capital Funding,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1997-MC2, Cl. C, 6.881%, 2007........................................              20,028,864             20,185,340
Morgan Stanley Capital I,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1997-ALIC, Cl. C, 6.84%, 2007........................................              10,000,000             10,025,000
Nomura Asset Securities,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1998-D6, Cl. A-3, 6.979%, 2028.......................................              25,000,000             25,171,875
                                                                                                             --------------
Total Commercial Mortgage-Backed Securities.................................                                    177,846,475
                                                                                                             ==============

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                             April 30, 1998
                                                                                         Principal
Bonds and Notes (continued)                                                               Amount                 Value
-----------------------------------------------------------------------------         --------------         --------------
Residential Mortgage-Backed Securities--4.1%

Blackrock Capital Finance,
  Mortgage Pass-Through Ctfs.,
  Ser. 1997-R3, Cl. B-2, 7-1/4%, 2028........................................         $   12,925,029 (e)     $   12,787,701
GE Capital Mortgage Services,
  Multi-Class Pass-Through Ctfs.:
  Ser. 1997-13, Cl. B-1, 6-3/4%, 2012........................................                495,503                491,524
  Ser. 1998-1, Cl. B-1, 6-3/4%, 2013.........................................                991,578                983,576
Norwest Asset Securities,
 Mortgage Pass-Through Ctfs.:
  Ser. 1997-20, Cl. B-1, 6-3/4%, 2012........................................              1,004,988                996,958
  Ser. 1998-9:
    Cl. B-1, 6-1/2%, 2028....................................................              3,300,268              3,231,168
    Cl. B-2, 6-1/2%, 2028....................................................              3,162,381              3,076,899
  Ser. 1998-14, Cl. B-2, 6-1/2%, 2013........................................              1,500,000              1,467,045
PNC Mortgage Securities,
  Mortgage Pass-Through Ctfs.,
  Ser. 1998-2:
    Cl. 3B-2, 6-3/4%, 2013...................................................                771,504                766,441
    Cl. 4B-2, 6-3/4%, 2027...................................................                672,212                655,197
Prudential Home Mortgage Securities,
  Mortgage Pass-Through Ctfs.:
  Ser. 1995-6, Cl. B-1, 7-1/2%, 2025.........................................              4,249,426              4,347,694
  Ser. 1995-7, Cl. B-1, 7%, 2025............................................               3,955,420 (e)          3,985,086
  Ser. 1996-8, Cl. B-1, 6-3/4%, 2026.........................................              2,643,004              2,623,181
Residential Funding Mortgage Securities I,
  Mortgage Pass-Through Ctfs.:
  Ser. 1995-S17, Cl. M-2, 7-1/2%, 2025.......................................              5,466,988              5,557,535
  Ser. 1996-S7, Cl. M-2, 7%, 2026...........................................               4,864,165              4,876,325
  Ser. 1997-S16, Cl. M-2, 6-3/4%, 2012.......................................              1,258,850              1,248,817
  Ser. 1998-S1, Cl. M-2, 6-1/2%, 2013........................................              1,118,218              1,093,461
                                                                                                             --------------
Total Residential Mortgage-Backed Securities................................                                     48,188,608
                                                                                                             ==============
U.S. Government--.1%
U.S. Treasury Bonds,
  6-1/8%, 11/15/2027.........................................................              1,000,000              1,024,160
                                                                                                             ==============
TOTAL BONDS AND NOTES
  (cost $1,201,158,125).....................................................                                 $1,225,549,312
                                                                                                             ==============

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                             April 30, 1998
                                                                                         Principal
Short-Term Investments--.1%                                                               Amount                 Value
-----------------------------------------------------------------------------         --------------         --------------
U.S. Treasury Bills;
  5.54%, 5/28/1998
  (cost $796,970)...........................................................          $      800,000 (g)     $      797,264
                                                                                                             ==============
TOTAL INVESTMENTS
  (cost $1,201,955,095).....................................................                  104.6%         $1,226,346,576
                                                                                              ======         ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                   (4.6%)        $  (53,554,753)
                                                                                              ======         ==============
NET ASSETS..................................................................                  100.0%         $1,172,791,823
                                                                                              ======         ==============

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
(b) Purchased on a forward commitment basis.
(c) Adjustable rate mortgage-interest rate subject to change periodically.
(d) Reflects notional face.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998 these securities amounted to $59,604,749 or 5.1% of net assets.
(f) Variable rate security-interest rate subject to change periodically.
(g) Held by the custodian in a segregated account as collateral for open financial futures positions.



                       See notes to financial statements.

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Statement of Financial Futures                                   April 30, 1998
                                                                   Market Value                      Unrealized
                                                                      Covered                      (Depreciation)
Financial Futures Long                               Contracts     by Contracts      Expiration      at 4/30/98
----------------------                              -----------    -------------    ------------    ------------
U.S. Treasury 5 year notes.......................       650         $70,778,906       June '98       $(317,187)
U.S. Treasury 10 year notes......................       200          22,462,500       June '98        (137,500)
                                                                                                     ----------
                                                                                                     $(454,687)
                                                                                                     ==========


                       See notes to financial statements.

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                              April 30, 1998


                                                                                                Cost                Value
                                                                                           --------------        -------------
ASSETS:                       Investments in securities--See Statement of Investments      $1,201,955,095       $1,226,346,576
                              Cash.............................................                                      7,587,815
                              Receivable for investment securities sold........                                    176,101,698
                              Interest receivable..............................                                      7,826,231
                              Receivable for futures variation margin--Note 4(a)                                       517,969
                              Receivable for shares of Common Stock subscribed.                                        117,630
                              Paydowns receivable..............................                                         43,305
                              Prepaid expenses.................................                                         21,936
                                                                                                                --------------
                                                                                                                 1,418,563,160
                                                                                                                --------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        911,721
                              Due to Distributor...............................                                         30,695
                              Payable for investment securities purchased......                                    243,404,309
                              Payable for shares of Common Stock redeemed......                                      1,047,065
                              Accrued expenses.................................                                        377,547
                                                                                                                --------------
                                                                                                                   245,771,337
                                                                                                                --------------

NET ASSETS.....................................................................                                 $1,172,791,823
                                                                                                                ==============

REPRESENTED BY:               Paid-in capital..................................                                 $1,204,334,488
                              Accumulated undistributed investment income--net.                                      9,012,575
                              Accumulated net realized gain (loss) on investments                                  (64,492,034)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments [including ($454,687) net unrealized
                                (depreciation) on financial futures]--Note 4(b)                                     23,936,794
                                                                                                                --------------

NET ASSETS.....................................................................                                 $1,172,791,823
                                                                                                                ==============
SHARES OUTSTANDING
(1.1 billion shares of $.01 par value Common Stock authorized).................                                     78,262,866

NET ASSET VALUE, offering and redemption price per share.......................                                         $14.99
                                                                                                                        ======



                       See notes to financial statements.

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations                               Year Ended April 30, 1998


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $ 86,337,788

EXPENSES:                     Management fee--Note 3(a)........................             $ 7,273,135
                              Shareholder servicing costs--Note 3(b)...........               3,646,536
                              Custodian fees--Note 3(b)........................                 267,071
                              Prospectus and shareholders' reports--Note 3(b)..                 168,470
                              Professional fees................................                 113,398
                              Directors' fees and expenses--Note 3(c)..........                  55,277
                              Registration fees................................                  41,353
                              Loan commitment fees--Note 2.....................                  11,786
                              Miscellaneous....................................                 110,695
                                                                                            -----------
                                   Total Expenses..............................                                   11,687,721
                                                                                                                ------------

INVESTMENT INCOME--NET.........................................................                                   74,650,067
                                                                                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments..........             $39,222,542
                              Net realized gain (loss) on financial futures....                (690,443)
                                                                                            -----------
                                   Net Realized Gain (Loss)....................                                   38,532,099
                              Net unrealized appreciation (depreciation) on investments
                                [including ($454,687) net unrealized (depreciation)
                                on financial futures]..........................                                    6,438,970
                                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                   44,971,069
                                                                                                                ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                 $119,621,136
                                                                                                                ============


                       See notes to financial statements.

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                 Year Ended        Year Ended
                                                                               April 30, 1998    April 30, 1997
                                                                               --------------    --------------
OPERATIONS:

  Investment income--net..................................................     $   74,650,067    $   84,040,993
  Net realized gain (loss) on investments.................................         38,532,099       (13,238,014)
  Net unrealized appreciation (depreciation) on investments...............          6,438,970         8,997,251
                                                                               --------------    --------------

    Net Increase (Decrease) in Net Assets Resulting from Operations.......        119,621,136        79,800,230
                                                                               --------------    --------------

NET EQUALIZATION (DEBITS)--Note 1(e)......................................           (695,148)         (790,025)
                                                                               --------------    --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net..................................................        (74,369,089)      (84,580,270)
                                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................        114,622,488        74,830,297
  Dividends reinvested....................................................         56,722,579        64,574,352
  Cost of shares redeemed.................................................       (283,568,803)     (266,994,106)
                                                                               --------------    --------------

    Increase (Decrease) in Net Assets from Capital Stock Transactions.....       (112,223,736)     (127,589,457)
                                                                               --------------    --------------

      Total Increase (Decrease) in Net Assets.............................        (67,666,837)     (133,159,522)

NET ASSETS:
  Beginning of Period.....................................................      1,240,458,660     1,373,618,182
                                                                               --------------    --------------
  End of Period...........................................................     $1,172,791,823    $1,240,458,660
                                                                               --------------    --------------
                                                                               --------------    --------------

Undistributed investment income--net......................................     $    9,012,575    $    9,426,745
                                                                               --------------    --------------
                                                                                   Shares            Shares
                                                                               --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................          7,775,411         5,183,472
  Shares issued for dividends reinvested..................................          3,860,656         4,480,721
  Shares redeemed.........................................................        (19,256,753)      (18,525,523)
                                                                               --------------    --------------

    Net Increase (Decrease) in Shares Outstanding.........................         (7,620,686)       (8,861,330)
                                                                               --------------    --------------
                                                                               --------------    --------------

                       See notes to financial statements.

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                           Year Ended April 30,
                                                           ----------------------------------------------------
PER SHARE DATA:                                             1998       1997        1996        1995       1994
                                                           ------     ------      ------      ------     ------
   Net asset value, beginning of period..............      $14.44     $14.50      $14.32      $14.48     $15.35
                                                           ------     ------      ------      ------     ------
   Investment Operations:
   Investment income--net............................         .91        .92         .96         .98        .99
   Net realized and unrealized gain (loss)
      on investments.................................         .55       (.05)        .18        (.18)      (.87)
                                                           ------     ------      ------      ------     ------
   Total from Investment Operations..................        1.46        .87        1.14         .80        .12
                                                           ------     ------      ------      ------     ------
   Distributions:
   Dividends from investment income--net.............        (.91)      (.93)       (.96)       (.96)      (.99)
                                                           ------     ------      ------      ------     ------
   Net asset value, end of period....................      $14.99     $14.44      $14.50      $14.32     $14.48
                                                           ------     ------      ------      ------     ------
                                                           ------     ------      ------      ------     ------
TOTAL INVESTMENT RETURN..............................       10.38%      6.17%       8.11%       5.81%       .71%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........         .96%       .96%        .96%        .97%       .95%
   Ratio of net investment income
      to average net assets..........................        6.16%      6.38%       6.57%       6.90%      6.54%
   Portfolio Turnover Rate...........................      342.71%    323.99%     144.43%     362.70%    211.40%
   Net Assets, end of period (000's Omitted).........  $1,172,792 $1,240,459  $1,373,618  $1,435,873 $1,601,947


                       See notes to financial statements.

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus GNMA Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   On April 30, 1998, the Board of Directors declared a cash dividend of $.077 per share from undistributed investment income-net, payable on May 1, 1998 (ex-dividend date) to shareholders of record as of the close of business on April 30, 1998.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $64,382,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1998. If not applied, $58,671,000 of the carryover expires in fiscal 2003 and $5,711,000 expires in fiscal 2005.

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (e) Equalization: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1-1/2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended April 30, 1998.

   (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended April 30, 1998, the Fund was charged $2,456,732 pursuant to the Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $770,464 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $267,071 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 1998 amounted to $4,977,191,291 and $5,209,253,342, respectively.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1998 are set forth in the Statement of Financial Futures.

   (b) At April 30, 1998, accumulated net unrealized appreciation on investments and financial futures was $23,936,794, consisting of $26,919,567 gross unrealized appreciation and $2,982,773 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus GNMA Fund, Inc.
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus GNMA Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus GNMA Fund, Inc., including the statements of investments and financial futures, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund, Inc. at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP

New York, New York
June 19, 1998

Dreyfus GNMA Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      265AR984